UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 27, 2015

JAVELIN Mortgage Investment Corp.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35673	45-5517523

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach, Florida	32963

(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

JAVELIN Mortgage Investment Corp. (“JAVELIN”) held its 2015 annual meeting of stockholders at 10:00 a.m. (EDT) on May 27, 2015, for the purpose of: (i) electing nine (9) directors to JAVELIN’s Board of Directors until its 2016 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as JAVELIN's independent registered certified public accountants for fiscal year 2015; (iii) approving, by a non-binding vote, JAVELIN's 2014 executive compensation; and (iv) approving, by a non-binding vote, the frequency of future stockholder advisory votes relating to JAVELIN's executive compensation. For more information on the proposals described below, please refer to JAVELIN's proxy statement dated April 13, 2015. As of the record date of April 6, 2015, there were a total of 11,991,162 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 10,114,386 shares of common stock, or approximately 84.35% of the shares outstanding and entitled to vote at the annual meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — To elect nine (9) directors to JAVELIN’s Board of Directors until its 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

The nine (9) nominees proposed by JAVELIN's Board of Directors were each elected to serve as a director until JAVELIN's annual meeting of stockholders to be held in 2016 or until their successors are duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	2,757,779	774,410	6,582,197
Jeffrey J. Zimmer	2,756,320	775,869	6,582,197
Daniel C. Staton	2,735,326	796,863	6,582,197
Marc H. Bell	2,738,998	793,191	6,582,197
John C. Chrystal	2,758,875	773,314	6,582,197
Thomas K. Guba	2,755,675	776,514	6,582,197
Robert C. Hain	2,760,953	771,236	6,582,197
John P. Hollihan, III	2,757,445	774,744	6,582,197
Stewart J. Paperin	2,761,523	770,666	6,582,197

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as JAVELIN's independent registered certified public accountants for fiscal year 2015.

Stockholders voted to ratify the appointment of Deloitte as JAVELIN's independent registered certified public accountants for the fiscal year ending December 31, 2015. The proposal received the following final voting results:

For	Against	Abstain
9,155,865	326,243	632,278

Proposal 3 — To approve, by a non-binding vote, JAVELIN's 2014 executive compensation.

Stockholders voted to approve, by a non-binding vote, JAVELIN's 2014 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes

2,427,234	952,421	152,534	6,582,197

Proposal 4 — To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to JAVELIN's executive compensation.

Stockholders voted to approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to JAVELIN's executive compensation. The proposal received the following final voting results:

Every Year	Two Years	Three Years	Abstain	Broker Non-Votes

2,910,148	28,521	451,455	142,065	6,582,197

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2015

JAVELIN MORTGAGE INVESTMENT CORP.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer